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                           Computer Integration Corp.
                                 and Subsidiary

Exhibit 10(b) - Fifth Amendment to Financing Agreement between CIC Systems,
                Inc./Computer Integration Corporation and Congress Financial Corporation

as of February 9, 1998

CIC Systems, Inc.
165 University Avenue
Westwood, MA 02090

         Re:   Fifth Amendment to Financing Agreements ("Fifth Amendment")

Gentlemen:

         Reference is made to the Amended and Restated Loan and Security Agreement dated July 1, 1995, between you and the undersigned as amended (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

         Borrower has requested that Lender agree to extend the term of the Loan Agreement and the Lender has agreed to do so, subject to the terms and conditions of this Amendment. Subject to the terms and conditions hereof, the Lender agrees with the Borrower as follows:

SECTION 3.3 OF THE LOAN AGREEMENT IS AMENDED BY DELETING THE AMOUNT "$20,000" IN THE SECOND LINE THEREOF AND BY SUBSTITUTING THE AMOUNT "$15,000" IN LIEU THEREOF. LENDER AND BORROWER AGREE THAT NOTWITHSTANDING ANY PROVISION OF THE FINANCING AGREEMENTS TO THE CONTRARY, ALL LC ACCOMMODATIONS SHALL BEAR LETTER OF CREDIT FEES PAYABLE TO LENDER AT A RATE EQUAL TO TWO PERCENT (2%) PER ANNUM AS PROVIDED UNDER SECTION 2.2(B) OF THE LOAN AGREEMENT. SECTION 12.1(A) OF THE LOAN AGREEMENT IS AMENDED BY DELETING THE FIRST SENTENCE THEREOF AND BY SUBSTITUTING THE FOLLOWING SENTENCE IN LIEU THEREOF:

                  "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on July 1, 1999 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided

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                  that Lender may, at its option, extend the first Renewal Date for an additional year by giving Borrower notice at least ninety (90) days prior to the first Renewal Date.

SECTION 12.1(C) OF THE LOAN AGREEMENT IS AMENDED TO ADD AN ADDITIONAL CLAUSE
(IV) THERETO IMMEDIATELY FOLLOWING CLAUSE (III) AND TO DELETE THE PERIOD AT THE END OF CLAUSE (III) AND TO SUBSTITUTE IN PLACE THEREOF A SEMI-COLON AND THE WORD "AND": "(IV) 3/4% OF THE MAXIMUM CREDIT FROM THE DAY AFTER THE THIRD ANNIVERSARY HEREOF TO AND INCLUDING THE FOURTH ANNIVERSARY OF THE DATE HEREOF." IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS FIFTH AMENDMENT THE BORROWER AND GUARANTOR SHALL FURNISH TO THE LENDER UPON LENDER'S REQUEST CERTIFIED COPIES OF ALL REQUISITE CORPORATE ACTION AND PROCEEDINGS OF THE BORROWER AND GUARANTOR IN CONNECTION WITH THIS FIFTH AMENDMENT AND A LEGAL OPINION OF BORROWER'S AND GUARANTOR'S COUNSEL AS TO THE DUE AUTHORIZATION OF THIS FIFTH AMENDMENT AND THE ENFORCEABILITY HEREOF.

BORROWER CONFIRMS AND AGREES THAT (A) ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN THE LOAN AGREEMENT AND IN THE OTHER FINANCING AGREEMENTS ARE ON THE DATE HEREOF TRUE AND CORRECT IN ALL MATERIAL RESPECTS (EXCEPT FOR CHANGES THAT HAVE OCCURRED AS PERMITTED BY THE COVENANTS IN SECTION 9 OF THE LOAN AGREEMENT OR AS PERMITTED UNDER THIS FIFTH AMENDMENT), AND (B) IT IS UNCONDITIONALLY LIABLE FOR THE PUNCTUAL AND FULL PAYMENT OF ALL OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ALL CHARGES, FEES, EXPENSES AND COSTS (INCLUDING ATTORNEYS' FEES AND EXPENSES) UNDER THE FINANCING AGREEMENTS, AND THAT BORROWER HAS NO DEFENSES, COUNTERCLAIMS OR SETOFFS WITH RESPECT TO FULL, COMPLETE AND TIMELY PAYMENT OF ALL OBLIGATIONS.

GUARANTOR, FOR VALUE RECEIVED, HEREBY ASSENTS TO THE BORROWER'S EXECUTION AND DELIVERY OF THIS FIFTH AMENDMENT, AND TO THE PERFORMANCE BY THE BORROWER OF ITS AGREEMENTS AND OBLIGATIONS HEREUNDER. THIS FIFTH AMENDMENT AND THE PERFORMANCE OR CONSUMMATION OF ANY TRANSACTION OR MATTER CONTEMPLATED UNDER THIS AMENDMENT, SHALL NOT LIMIT, RESTRICT, EXTINGUISH OR OTHERWISE IMPAIR THE GUARANTOR'S LIABILITY TO LENDER WITH RESPECT TO THE PAYMENT AND OTHER PERFORMANCE OBLIGATIONS OF THE GUARANTOR PURSUANT TO THE GUARANTEE, DATED JULY 1, 1995 EXECUTED FOR THE BENEFIT OF LENDER. GUARANTOR ACKNOWLEDGES THAT IT IS UNCONDITIONALLY LIABLE TO LENDER FOR THE FULL AND COMPLETE PAYMENT OF ALL OBLIGATIONS INCLUDING, WITHOUT LIMITATION, ALL CHARGES, FEES, EXPENSES AND COSTS (INCLUDING ATTORNEY'S FEES AND EXPENSES) UNDER THE FINANCING AGREEMENTS AND THAT GUARANTOR HAS NO DEFENSES, COUNTERCLAIMS OR SETOFFS WITH RESPECT TO FULL, COMPLETE AND TIMELY PAYMENT OF ANY AND ALL OBLIGATIONS.

BORROWER HEREBY AGREES TO PAY TO LENDER ALL REASONABLE ATTORNEY'S FEES AND COSTS WHICH HAVE BEEN INCURRED OR MAY IN THE FUTURE BE INCURRED BY LENDER IN CONNECTION WITH THE NEGOTIATION AND PREPARATION OF THIS FIFTH AMENDMENT AND ANY OTHER DOCUMENTS AND AGREEMENTS PREPARED IN CONNECTION WITH THIS FIFTH AMENDMENT. THE BORROWER CONFIRMS THAT THE FINANCING AGREEMENTS REMAIN IN FULL FORCE AND EFFECT WITHOUT AMENDMENT OR MODIFICATION OF ANY KIND,


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EXCEPT FOR THE AMENDMENTS EXPLICITLY SET FORTH HEREIN. THE BORROWER FURTHER
CONFIRMS THAT AFTER GIVING EFFECT TO THIS FIFTH AMENDMENT, NO EVENT OF DEFAULT OR EVENTS WHICH WITH NOTICE OR THE PASSAGE OF TIME OR BOTH WOULD CONSTITUTE AN EVENT OF DEFAULT HAVE OCCURRED AND ARE CONTINUING. THE EXECUTION AND DELIVERY OF THIS FIFTH AMENDMENT BY LENDER SHALL NOT BE CONSTRUED AS A WAIVER BY LENDER OF ANY EVENT OF DEFAULT UNDER THE FINANCING AGREEMENTS. THIS FIFTH AMENDMENT SHALL BE DEEMED TO BE A FINANCING AGREEMENT AND, TOGETHER WITH THE OTHER FINANCING AGREEMENTS, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR DEALINGS, CORRESPONDENCE, CONVERSATIONS OR COMMUNICATIONS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

         If you accept and agree to the foregoing please sign and return the enclosed copy of this letter. Thank you.

                                     Very truly yours,

                                     CONGRESS FINANCIAL CORPORATION
                                     (NEW ENGLAND)

                                     By:  /s/ Marc E. Swartz
                                          --------------------------------------
                                          Marc E. Swartz, Senior Vice President


                                     AGREED:

                                     CIC SYSTEMS, INC.

                                     By:  /s/ Edward A. Meltzer
                                          --------------------------------------
                                          Edward A. Meltzer
                                          Chief Financial Officer

                                     COMPUTER INTEGRATION CORP.

                                     By:  /s/ Edward A. Meltzer
                                          --------------------------------------
                                          Edward A. Meltzer
                                          Chief Financial Officer




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